SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ___________________


                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 1998

                         First West Chester Corporation
      _____________________________________________________________________
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
      _____________________________________________________________________
                 (State or other jurisdiction of incorporation)

               0-12870                                      23-2288763
      __________________________               _________________________________
        (Commission File No.)                  (IRS Employer Identification No.)

              9 North High Street, West Chester, Pennsylvania 19380


                               (610) 344-2686
                         _____________________________
                         Registrant's Telephone Number


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ITEM 5.

On September 22, 1998, Charles E. Swope, Chairman of the Board and President of First West Chester Corporation and The First National Bank of West Chester, released information regarding a "2 for 1" stock split and a 50,000 share stock repurchase program.

Attached as Exhibit 99.1, is a press release relating to this event.

ITEM 7.  EXHIBITS

         99.1 Press Release dated September 22, 1998

                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   September 22, 1998               FIRST WEST CHESTER CORPORATION


                                          By:/s/Charles E.Swope
                                             ___________________________________
                                             Charles E. Swope,
                                             Chairman of the Board and President

                                  EXHIBIT 99.1

                                  ANNOUNCEMENT
                                  ____________


                                135th ANNIVERSARY
                             THE FIRST NATIONAL BANK
                                 OF WEST CHESTER
           A wholly-owned subsidiary of First West Chester Corporation



                                    DECLARES
                               100% STOCK DIVIDEND
                 AND ANNOUNCES PLAN TO REPURCHASE 50,000 SHARES

         (September 22, 1998---WEST CHESTER) Charles E. Swope, Chairman of the Board and President, announced that the Board of Directors of First West Chester Corporation and its wholly-owned subsidiary, The First National Bank of West
Chester, authorized a "2 for 1" stock split in the form of a 100% STOCK DIVIDEND. The dividend is payable November 24 to shareholders of record October 23.

         In addition, President Swope announced that the Board of Directors authorized the repurchase of up to 50,000 shares (on a pre-split basis) of Common Stock through open market transactions. The shares will be purchased from time to time depending upon market conditions.

         President Swope stated, "the stock repurchase program is a prudent use of capital in the current market environment. Our strong financial position makes the repurchase of shares an attractive investment opportunity, which we believe will benefit the Corporation and our shareholders."

         First West Chester Corporation is the holding company for The First National Bank of West Chester, a financial institution with approximately $445 million in commercial assets and $370 million in Financial Management Services' assets. The First National Bank of West Chester has seven banking offices in Chester County, Pennsylvania, including West Chester, Exton, Kennett Square, and Frazer.

         First West Chester Corporation has 2,310,013 outstanding shares of common stock, which are traded in the over-the-counter market under the symbol of "FWCC." For more information, please contact John C. Stoddart, Shareholder Relations Officer, at (610) 344-2686.